EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Amounts herein reflect certain adjustments as noted in the Company's Form 8-K dated March 30, 2007 filed with the U.S. Securities and Exchange Commission (SEC). Amounts have also been revised to reflect American Express Bank Ltd. (AEB) activities as discontinued operations. In addition, amounts herein reflect certain modifications made to the Company's reportable operating segment disclosures as noted in the Company's Form 8-K dated April 19, 2007 filed with the SEC. Segment disclosures have also been revised to reflect the Company's organizational changes that became effective July 1, 2007 and to remove AEB from the Corporate & Other segment. See also pages 2-3 of the 2007 Third Quarter Earnings Supplement for a description of such adjustments.

(Preliminary)

                             AMERICAN EXPRESS COMPANY
                         CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                            Quarters Ended                      Nine Months Ended
                                                             September 30,                        September 30,
                                                         --------------------   Percentage     --------------------   Percentage
                                                           2007        2006      Inc/(Dec)       2007        2006      Inc/(Dec)
                                                         --------    --------   ----------     --------    --------   ----------
Revenues
  Discount revenue                                       $  3,659    $  3,259           12%    $ 10,684    $  9,520           12%
  Net card fees                                               522         462           13        1,506       1,515           (1)
  Travel commissions and fees                                 484         427           13        1,412       1,328            6
  Other commissions and fees                                  644         539           19        1,767       1,660            6
  Securitization income, net                                  392         384            2        1,181       1,142            3
  Other                                                       362         417          (13)       1,175       1,161            1
                                                         --------    --------                  --------    --------
    Total                                                   6,063       5,488           10       17,725      16,326            9
                                                         --------    --------                  --------    --------
  Interest income
    Cardmember lending finance revenue                      1,581       1,213           30        4,463       3,260           37
    Other (including investment certificates)                 309         291            6          969         860           13
                                                         --------    --------                  --------    --------
      Total                                                 1,890       1,504           26        5,432       4,120           32
                                                         --------    --------                  --------    --------
        Total revenues                                      7,953       6,992           14       23,157      20,446           13
                                                         --------    --------                  --------    --------
  Interest expense
    Cardmember lending                                        444         318           40        1,260         841           50
    Charge card and other                                     564         409           38        1,530       1,126           36
                                                         --------    --------                  --------    --------
      Total                                                 1,008         727           39        2,790       1,967           42
                                                         --------    --------                  --------    --------
Revenues net of interest expense                            6,945       6,265           11       20,367      18,479           10
                                                         --------    --------                  --------    --------

Expenses
  Marketing, promotion, rewards and cardmember services     1,810       1,586           14        5,098       4,772            7
  Human resources                                           1,366       1,227           11        4,001       3,679            9
  Professional services                                       539         562           (4)       1,637       1,621            1
  Occupancy and equipment                                     374         346            8        1,054       1,012            4
  Communications                                              118         104           13          342         322            6
  Other                                                       339         342           (1)         980         993           (1)
                                                         --------    --------                  --------    --------
    Total                                                   4,546       4,167            9       13,112      12,399            6
                                                         --------    --------                  --------    --------
Provisions for losses and benefits
    Charge card                                               279         257            9          721         658           10
    Cardmember lending                                        579         412           41        1,791       1,139           57
    Other (including investment certificates)                 124         118            5          306         331           (8)
                                                         --------    --------                  --------    --------
        Total                                                 982         787           25        2,818       2,128           32
                                                         --------    --------                  --------    --------
Pretax income from continuing operations                    1,417       1,311            8        4,437       3,952           12
Income tax provision                                          343         377           (9)       1,228       1,236           (1)
                                                         --------    --------                  --------    --------
Income from continuing operations                           1,074         934           15        3,209       2,716           18
(Loss) Income from discontinued operations, net of tax         (7)         33            #          (28)         69            #
                                                         --------    --------                  --------    --------
Net income                                               $  1,067    $    967           10     $  3,181    $  2,785           14
                                                         ========    ========                  ========    ========

# - Denotes a variance of more than 100%.

(Preliminary)

                             AMERICAN EXPRESS COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)

                                                  September 30,    December 31,
                                                      2007             2006
                                                 ---------------   ---------------
Assets
  Cash and cash equivalents                      $             8   $             5
  Accounts receivable                                         40                39
  Investments                                                 16                18
  Loans                                                       50                43
  Other assets                                                10                 9
  Assets of discontinued operations                           17                14
                                                 ---------------   ---------------
    Total assets                                 $           141   $           128
                                                 ===============   ===============

Liabilities and Shareholders' Equity
  Short-term debt                                $            15   $            15
  Long-term debt                                              54                43
  Other liabilities                                           45                45
  Liabilities of discontinued operations                      16                14
                                                 ---------------   ---------------
    Total liabilities                                        130               117
                                                 ---------------   ---------------

  Shareholders' equity                                        11                11
                                                 ---------------   ---------------
    Total liabilities and shareholders' equity   $           141   $           128
                                                 ===============   ===============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                            Quarters Ended                      Nine Months Ended
                                                             September 30,                        September 30,
                                                         --------------------   Percentage     --------------------    Percentage
                                                           2007        2006      Inc/(Dec)       2007        2006      Inc/(Dec)
                                                         --------    --------   -----------    --------    --------    ----------
REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                     $  3,589    $  3,203            12%   $ 10,513    $  9,271            13%
  International Card Services                               1,114         952            17       3,142       2,939             7
  Global Commercial Services                                1,064         949            12       3,141       2,918             8
  Global Network & Merchant Services                          980         841            17       2,823       2,428            16
                                                         --------    --------                  --------    --------
                                                            6,747       5,945            13      19,619      17,556            12
  Corporate & Other, including adjustments and
    eliminations                                              198         320           (38)        748         923           (19)
                                                         --------    --------                  --------    --------

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE            $  6,945    $  6,265            11    $ 20,367    $ 18,479            10
                                                         ========    ========                  ========    ========

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                     $    912    $    839             9    $  2,770    $  2,600             7
  International Card Services                                 110         121            (9)        298         236            26
  Global Commercial Services                                  187         157            19         600         549             9
  Global Network & Merchant Services                          389         314            24       1,181         891            33
                                                         --------    --------                  --------    --------
                                                            1,598       1,431            12       4,849       4,276            13
  Corporate & Other                                          (181)       (120)           51        (412)       (324)           27
                                                         --------    --------                  --------    --------

PRETAX INCOME FROM CONTINUING OPERATIONS                 $  1,417    $  1,311             8    $  4,437    $  3,952            12
                                                         ========    ========                  ========    ========

NET INCOME (LOSS)
  U.S. Card Services                                     $    592    $    558             6    $  1,816    $  1,679             8
  International Card Services                                 140         106            32         359         244            47
  Global Commercial Services                                  135         105            29         426         360            18
  Global Network & Merchant Services                          266         212            25         768         578            33
                                                         --------    --------                  --------    --------
                                                            1,133         981            15       3,369       2,861            18
  Corporate & Other                                           (59)        (47)           26        (160)       (145)           10
                                                         --------    --------                  --------    --------
  Income from continuing operations                         1,074         934            15       3,209       2,716            18
  (Loss) Income from discontinued operations, net
    of tax                                                     (7)         33             #         (28)         69             #
                                                         --------    --------                  --------    --------

NET INCOME                                               $  1,067    $    967            10    $  3,181    $  2,785            14
                                                         ========    ========                  ========    ========

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                            Quarters Ended                      Nine Months Ended
                                                             September 30,                        September 30,
                                                         --------------------   Percentage     --------------------   Percentage
                                                           2007        2006      Inc/(Dec)       2007        2006     Inc/(Dec)
                                                         --------    --------   ----------     --------    --------   ----------
EARNINGS PER COMMON SHARE
BASIC
  Income from continuing operations                      $   0.92    $   0.78           18%    $   2.72    $   2.23           22%
  (Loss) Income from discontinued operations                (0.01)       0.02            #     $  (0.02)       0.06            #
                                                         --------    --------                  --------    --------
  Net income                                             $   0.91    $   0.80           14%    $   2.70    $   2.29           18%
                                                         ========    ========                  ========    ========

  Average common shares outstanding (millions)              1,170       1,202           (3)%      1,179       1,217           (3)%
                                                         ========    ========                  ========    ========
DILUTED
  Income from continuing operations                      $   0.90    $   0.76           18%    $   2.67    $   2.19           22%
  (Loss) Income from discontinued operations                    -        0.03            #        (0.02)       0.05            #
                                                         --------    --------                  --------    --------
  Net income                                             $   0.90    $   0.79           14%    $   2.65    $   2.24           18%
                                                         ========    ========                  ========    ========

  Average common shares outstanding (millions)              1,192       1,227           (3)%      1,202       1,242           (3)%
                                                         ========    ========                  ========    ========

Cash dividends declared per common share                 $   0.15    $   0.15            -%    $   0.45    $   0.42            7%
                                                         ========    ========                  ========    ========

                       SELECTED STATISTICAL INFORMATION

                                                            Quarters Ended                      Nine Months Ended
                                                             September 30,                        September 30,
                                                         --------------------   Percentage     --------------------   Percentage
                                                           2007        2006      Inc/(Dec)       2007        2006     Inc/(Dec)
                                                         --------    --------   ----------     --------    --------   ----------
Return on average equity (A)                                 38.2%       33.6%                     38.2%       33.6%
Common shares outstanding (millions)                        1,169       1,204           (3)%      1,169       1,204           (3)%
Book value per common share                              $   9.32    $   8.93            4%    $   9.32    $   8.93            4%
Shareholders' equity (billions)                          $   10.9    $   10.8            1%    $   10.9    $   10.8            1%

# - Denotes a variance of more than 100%.

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                      Quarters Ended
                                                       September 30,
                                                  ----------------------    Percentage
                                                    2007         2006       Inc/(Dec)
                                                  ---------    ---------    ----------
Card billed business (A):
  United States                                   $   115.2    $   101.7            13%
  Outside the United States                            47.3         38.6            23
                                                  ---------    ---------
    Total                                         $   162.5    $   140.3            16
                                                  =========    =========
Total cards-in-force (millions) (B):
  United States                                        51.7         46.8            10%
  Outside the United States                            33.0         29.7            11
                                                  ---------    ---------
    Total                                              84.7         76.5            11
                                                  =========    =========
Basic cards-in-force (millions) (B):
  United States                                        40.1         36.0            11%
  Outside the United States                            28.3         25.2            12
                                                  ---------    ---------
    Total                                              68.4         61.2            12
                                                  =========    =========
Average discount rate (C)                              2.57%        2.57%
Average basic cardmember spending (dollars) (D)   $   3,006    $   2,782             8%
Average fee per card (dollars) (D)                $      36    $      34             6%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) Computed as follows: Discount revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees excluding the amortization of deferred direct acquisition costs.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                      Quarters Ended
                                                       September 30,
                                                  ----------------------    Percentage
                                                    2007         2006       Inc/(Dec)
                                                  ---------    ---------    ----------
Worldwide cardmember receivables:
  Total receivables                               $    38.5    $    35.0            10%
  90 days past due as a % of total                      2.8%         2.8%
  Loss reserves (millions):                       $     998    $     947             5%
    % of receivables                                    2.6%         2.7%
    % of 90 days past due                                91%          97%
  Net loss ratio as a % of charge volume               0.26%        0.26%

Worldwide cardmember lending - owned basis (A):
  Total loans                                     $    50.5    $    38.3            32%
  30 days past due loans as a % of total                3.0%         2.8%
  Loss reserves (millions):
    Beginning balance                             $   1,417    $   1,086            30%
      Provision                                         543          381            43
      Net write offs                                   (499)        (353)           41
      Other                                               8           12           (33)
                                                  ---------    ---------
    Ending balance                                $   1,469    $   1,126            30
                                                  =========    =========
    % of loans                                          2.9%         2.9%
    % of past due                                        97%         106%
  Average loans                                   $    48.8    $    37.5            30%
  Net write-off rate                                    4.1%         3.8%
  Net finance revenue(B)/average loans                  9.3%         9.5%

Worldwide cardmember lending - managed basis (C):
  Total loans                                     $    72.0    $    58.5            23%
  30 days past due loans as a % of total                2.8%         2.7%
  Loss reserves (millions):
    Beginning balance                             $   1,917    $   1,546            24%
      Provision                                         762          512            49
      Net write offs                                   (696)        (498)           40
      Other                                               8           11           (27)
                                                  ---------    ---------
    Ending balance                                $   1,991    $   1,571            27
                                                  =========    =========
    % of loans                                          2.8%         2.7%
    % of past due                                        97%         101%
  Average loans                                   $    70.1    $    57.6            22%
  Net write-off rate                                    4.0%         3.5%
  Net finance revenue(B)/average loans                  9.4%         9.4%

# - Denotes a variance of more than 100%.

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                      Quarters Ended
                                                         -------------------------------------------------------------------------
                                                         September 30,     June 30,     March 31,     December 31,    September 30,
                                                              2007           2007         2007           2006            2006
                                                         -------------    ----------   ----------    -------------   -------------
Revenues
  Discount revenue                                       $       3,659    $    3,670   $    3,355    $       3,458   $       3,259
  Net card fees                                                    522           500          484              479             462
  Travel commissions and fees                                      484           491          437              450             427
  Other commissions and fees                                       644           587          536              573             539
  Securitization income, net                                       392           332          457              347             384
  Other                                                            362           426          387              528             417
                                                         -------------    ----------   ----------    -------------   -------------
    Total                                                        6,063         6,006        5,656            5,835           5,488
                                                         -------------    ----------   ----------    -------------   -------------
  Interest income
    Cardmember lending finance revenue                           1,581         1,514        1,368            1,326           1,213
    Other (including investment certificates)                      309           357          303              287             291
                                                         -------------    ----------   ----------    -------------   -------------
      Total                                                      1,890         1,871        1,671            1,613           1,504
                                                         -------------    ----------   ----------    -------------   -------------
        Total revenues                                           7,953         7,877        7,327            7,448           6,992
                                                         -------------    ----------   ----------    -------------   -------------
  Interest expense
    Cardmember lending                                             444           431          385              351             318
    Charge card and other                                          564           508          458              422             409
                                                         -------------    ----------   ----------    -------------   -------------
      Total                                                      1,008           939          843              773             727
                                                         -------------    ----------   ----------    -------------   -------------
Revenues net of interest expense                                 6,945         6,938        6,484            6,675           6,265
                                                         -------------    ----------   ----------    -------------   -------------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                                     1,810         1,826        1,462            1,732           1,586
  Human resources                                                1,366         1,334        1,301            1,361           1,227
  Professional services                                            539           580          518              648             562
  Occupancy and equipment                                          374           352          328              372             346
  Communications                                                   118           112          112              112             104
  Other                                                            339           348          293              365             342
                                                         -------------    ----------   ----------    -------------   -------------
    Total                                                        4,546         4,552        4,014            4,590           4,167
                                                         -------------    ----------   ----------    -------------   -------------
Provisions for losses and benefits
    Charge card                                                    279           233          209              277             257
    Cardmember lending                                             579           638          574              484             412
    Other (including investment certificates)                      124           106           76              137             118
                                                         -------------    ----------   ----------    -------------   -------------
      Total                                                        982           977          859              898             787
                                                         -------------    ----------   ----------    -------------   -------------
Pretax income from continuing operations                         1,417         1,409        1,611            1,187           1,311
Income tax provision                                               343           369          516              292             377
                                                         -------------    ----------   ----------    -------------   -------------
Income from continuing operations                                1,074         1,040        1,095              895             934
(Loss) Income from discontinued operations, net of tax              (7)           17          (38)              27              33
                                                         -------------    ----------   ----------    -------------   -------------
Net income                                               $       1,067    $    1,057   $    1,057    $         922   $         967
                                                         =============    ==========   ==========    =============   =============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                      Quarters Ended
                                                         -------------------------------------------------------------------------
                                                         September 30,     June 30,     March 31,     December 31,    September 30,
                                                              2007           2007         2007           2006            2006
                                                         -------------    ----------   ----------    -------------   -------------
REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                     $       3,589    $    3,560   $    3,364    $       3,349   $       3,203
  International Card Services                                    1,114         1,049          979            1,026             952
  Global Commercial Services                                     1,064         1,083          994              982             949
  Global Network & Merchant Services                               980           966          877              916             841
                                                         -------------    ----------   ----------    -------------   -------------
                                                                 6,747         6,658        6,214            6,273           5,945
  Corporate & Other, including adjustments and
    eliminations                                                   198           280          270              402             320
                                                         -------------    ----------   ----------    -------------   -------------

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE            $       6,945    $    6,938   $    6,484    $       6,675   $       6,265
                                                         =============    ==========   ==========    =============   =============
PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                     $         912    $      827   $    1,031    $         723   $         839
  International Card Services                                      110            92           96               76             121
  Global Commercial Services                                       187           218          195              167             157
  Global Network & Merchant Services                               389           418          374              297             314
                                                         -------------    ----------   ----------    -------------   -------------
                                                                 1,598         1,555        1,696            1,263           1,431

  Corporate & Other                                               (181)         (146)         (85)             (76)           (120)
                                                         -------------    ----------   ----------    -------------   -------------

PRETAX INCOME FROM CONTINUING OPERATIONS                 $       1,417    $    1,409   $    1,611    $       1,187   $       1,311
                                                         =============    ==========   ==========    =============   =============
NET INCOME (LOSS)
  U.S. Card Services                                     $         592    $      580   $      644    $         473   $         558
  International Card Services                                      140           117          102               99             106
  Global Commercial Services                                       135           162          129              117             105
  Global Network & Merchant Services                               266           266          236              201             212
                                                         -------------    ----------   ----------    -------------   -------------
                                                                 1,133         1,125        1,111              890             981

  Corporate & Other                                                (59)          (85)         (16)               5             (47)
                                                         -------------    ----------   ----------    -------------   -------------
  Income from continuing operations                              1,074         1,040        1,095              895             934
  (Loss) Income from discontinued operations, net
    of tax                                                          (7)           17          (38)              27              33
                                                         -------------    ----------   ----------    -------------   -------------

NET INCOME                                               $       1,067    $    1,057   $    1,057    $         922   $         967
                                                         =============    ==========   ==========    =============   =============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                      Quarters Ended
                                                         -------------------------------------------------------------------------
                                                         September 30,     June 30,     March 31,     December 31,    September 30,
                                                              2007           2007         2007           2006            2006
                                                         -------------    ----------   ----------    -------------   -------------
EARNINGS PER COMMON SHARE
BASIC
  Income from continuing operations                      $        0.92    $     0.88   $     0.92    $        0.75   $        0.78
  (Loss) Income from discontinued operations                     (0.01)         0.02        (0.03)            0.02            0.02
                                                         -------------    ----------   ----------    -------------   -------------
  Net income                                             $        0.91    $     0.90   $     0.89    $        0.77   $        0.80
                                                         =============    ==========   ==========    =============   =============

  Average common shares outstanding (millions)                   1,170         1,179        1,187            1,196           1,202
                                                         =============    ==========   ==========    =============   =============
DILUTED
  Income from continuing operations                      $        0.90    $     0.86   $     0.90    $        0.73   $        0.76
  (Loss) Income from discontinued operations                         -          0.02        (0.03)            0.02            0.03
                                                         -------------    ----------   ----------    -------------   -------------
  Net income                                             $        0.90    $     0.88   $     0.87    $        0.75   $        0.79
                                                         =============    ==========   ==========    =============   =============

  Average common shares outstanding (millions)                   1,192         1,203        1,210            1,224           1,227
                                                         =============    ==========   ==========    =============   =============

Cash dividends declared per common share                 $        0.15    $     0.15   $     0.15    $        0.15   $        0.15
                                                         =============    ==========   ==========    =============   =============

                       SELECTED STATISTICAL INFORMATION

                                                                                      Quarters Ended
                                                         -------------------------------------------------------------------------
                                                         September 30,     June 30,     March 31,     December 31,    September 30,
                                                              2007           2007         2007           2006            2006
                                                         -------------    ----------   ----------    -------------   -------------
Return on average equity (A)                                      38.2%         37.5%        36.6%            34.7%           33.6%
Common shares outstanding (millions)                             1,169         1,182        1,188            1,199           1,204
Book value per common share                              $        9.32    $     9.00   $     8.83    $        8.76   $        8.93
Shareholders' equity (billions)                          $        10.9    $     10.6   $     10.5    $        10.5   $        10.8

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                      Quarters Ended
                                                         -------------------------------------------------------------------------
                                                         September 30,     June 30,     March 31,     December 31,    September 30,
                                                              2007           2007         2007           2006            2006
                                                         -------------    ----------   ----------    -------------   -------------
Card billed business (A):
  United States                                          $       115.2    $    115.7   $    105.4    $       109.7   $       101.7
  Outside the United States                                       47.3          45.4         40.8             43.8            38.6
                                                         -------------    ----------   ----------    -------------   -------------
    Total                                                $       162.5    $    161.1   $    146.2    $       153.5   $       140.3
                                                         =============    ==========   ==========    =============   =============
Total cards-in-force (millions) (B):
  United States                                                   51.7          50.5         49.3             48.1            46.8
  Outside the United States                                       33.0          31.7         30.6             29.9            29.7
                                                         -------------    ----------   ----------    -------------   -------------
    Total                                                         84.7          82.2         79.9             78.0            76.5
                                                         =============    ==========   ==========    =============   =============
Basic cards-in-force (millions) (B):
  United States                                                   40.1          39.2         38.1             37.1            36.0
  Outside the United States                                       28.3          27.0         26.0             25.4            25.2
                                                         -------------    ----------   ----------    -------------   -------------
    Total                                                         68.4          66.2         64.1             62.5            61.2
                                                         =============    ==========   ==========    =============   =============

Average discount rate (C)                                         2.57%         2.57%        2.58%            2.55%           2.57%
Average basic cardmember spending (dollars) (D)          $       3,006    $    3,049   $    2,817    $       2,985   $       2,782
Average fee per card (dollars) (D)                       $          36    $       36   $       35    $          35   $          34

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) Computed as follows: Discount revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees excluding the amortization of deferred direct acquisition costs.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                     Quarters Ended
                                                        ------------------------------------------------------------------------
                                                        September 30,    June 30,     March 31,    December 31,    September 30,
                                                            2007           2007         2007           2006            2006
                                                        -------------    ---------    ---------    ------------    -------------
Worldwide cardmember receivables:
  Total receivables                                     $        38.5    $    38.4    $    36.5    $       37.4    $        35.0
  90 days past due as a % of total                                2.8%         2.7%         2.9%            2.8%             2.8%
  Loss reserves (millions):                             $         998    $     981    $     979    $        981    $         947
    % of receivables                                              2.6%         2.6%         2.7%            2.6%             2.7%
    % of 90 days past due                                          91%          95%          93%             95%              97%
  Net loss ratio as a % of charge volume                         0.26%        0.24%        0.23%           0.26%            0.26%

Worldwide cardmember lending - owned basis (A):
  Total loans                                           $        50.5    $    48.3    $    42.3    $       43.3    $        38.3
  30 days past due loans as a % of total                          3.0%         2.8%         3.0%            2.7%             2.8%
  Loss reserves (millions):
    Beginning balance                                   $       1,417    $   1,271    $   1,171    $      1,126    $       1,086
      Provision                                                   543          606          542             451              381
      Net write offs                                             (499)        (473)        (439)           (405)            (353)
      Other                                                         8           13           (3)             (1)              12
                                                        -------------    ---------    ---------    ------------    -------------
    Ending balance                                      $       1,469    $   1,417    $   1,271    $      1,171    $       1,126
                                                        =============    =========    =========    ============    =============
    % of loans                                                    2.9%         2.9%         3.0%            2.7%             2.9%
    % of past due                                                  97%         106%         100%             98%             106%
  Average loans                                         $        48.8    $    45.6    $    42.4    $       40.2    $        37.5
  Net write-off rate                                              4.1%         4.1%         4.1%            4.0%             3.8%
  Net finance revenue(B)/average loans                            9.3%         9.5%         9.4%            9.6%             9.5%

Worldwide cardmember lending - managed basis (C):
  Total loans                                           $        72.0    $    68.6    $    63.2    $       63.5    $        58.5
  30 days past due loans as a % of total                          2.8%         2.6%         2.8%            2.6%             2.7%
  Loss reserves (millions):
    Beginning balance                                   $       1,917    $   1,787    $   1,622    $      1,571    $       1,546
      Provision                                                   762          780          797             608              512
      Net write offs                                             (696)        (662)        (628)           (557)            (498)
      Other                                                         8           12           (4)              -               11
                                                        -------------    ---------    ---------    ------------    -------------
    Ending balance                                      $       1,991    $   1,917    $   1,787    $      1,622    $       1,571
                                                        =============    =========    =========    ============    =============
    % of loans                                                    2.8%         2.8%         2.8%            2.6%             2.7%
    % of past due                                                  97%         106%         100%             97%             101%
  Average loans                                         $        70.1    $    65.9    $    62.8    $       60.4    $        57.6
  Net write-off rate                                              4.0%         4.0%         4.0%            3.7%             3.5%
  Net finance revenue(B)/average loans                            9.4%         9.3%         9.5%            9.4%             9.4%

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                Quarters Ended
                                                                 September 30,
                                                              ------------------  Percentage
                                                                2007      2006     Inc/(Dec)
                                                              --------  --------  ----------
Revenues
  Discount revenue, net card fees and other                   $  2,632  $  2,358          12%
  Cardmember lending finance revenue                             1,224       928          32
  Securitization income, net                                       392       384           2
                                                              --------  --------
      Total revenues                                             4,248     3,670          16
                                                              --------  --------
  Interest expense
    Cardmember lending                                             402       260          55
    Charge card and other                                          257       207          24
                                                              --------  --------
Revenues net of interest expense                                 3,589     3,203          12
                                                              --------  --------
Expenses
  Marketing, promotion, rewards and cardmember services          1,191     1,117           7
  Human resources and other operating expenses                     848       805           5
                                                              --------  --------
      Total                                                      2,039     1,922           6
                                                              --------  --------
Provisions for losses                                              638       442          44
                                                              --------  --------
Pretax segment income                                              912       839           9
Income tax provision                                               320       281          14
                                                              --------  --------
Segment income                                                $    592  $    558           6
                                                              ========  ========

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                Quarters Ended
                                                                 September 30,
                                                              -------------------   Percentage
                                                                2007       2006      Inc/(Dec)
                                                              --------   --------   ----------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
    Reported for the period (GAAP)                            $  2,632   $  2,358           12%
    Securitization adjustments                                      67         51           31
                                                              --------   --------
    Managed discount revenue, net card fees and other         $  2,699   $  2,409           12
                                                              --------   --------

  Cardmember lending finance revenue:
    Reported for the period (GAAP)                            $  1,224   $    928           32
    Securitization adjustments                                     821        749           10
                                                              --------   --------
    Managed finance revenue                                   $  2,045   $  1,677           22
                                                              --------   --------

  Securitization income, net:
    Reported for the period (GAAP)                            $    392   $    384            2
    Securitization adjustments                                    (392)      (384)           2
                                                              --------   --------
    Managed securitization income, net                        $      -    $     -            -
                                                              --------   --------

  Cardmember lending interest expense:
    Reported for the period (GAAP)                            $    402   $    260           55
    Securitization adjustments                                     302        274           10
                                                              --------   --------
    Managed cardmember lending interest expense               $    704   $    534           32
                                                              --------   --------

  Provisions for losses:
    Reported for the period (GAAP)                            $    638   $    442           44
    Securitization adjustments                                     226        144           57
                                                              --------   --------
    Managed provisions for losses                             $    864   $    586           47
                                                              --------   --------

For U.S. Card Services, the managed basis presentation assumes that there have been no off-balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. For the managed basis presentation, revenue and expenses related to securitized cardmember loans are reflected in other commissions and fees (included above in discount revenue, net card fees and other), cardmember lending finance revenue, cardmember lending interest expense, and provisions for losses. On a managed basis, there is no securitization income, net, as the managed basis presentation assumes no securitization transactions have occurred.


The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more accurate picture of the key dynamics of the cardmember lending business. Irrespective of the on and off-balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis. The Company does not currently securitize international loans.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                 Quarters Ended
                                                  September 30,
                                               ---------------------   Percentage
                                                 2007        2006       Inc/(Dec)
                                               ---------   ---------   ----------
Card billed business                           $    94.2   $    83.4           13%
Total cards-in-force (millions)                     42.9        39.9            8%
Basic cards-in-force (millions)                     31.8        29.5            8%
Average basic cardmember spending (dollars)    $   2,986   $   2,852            5%

U.S. Consumer Travel:
    Travel sales (millions)                    $     743   $     577           29%
    Travel commissions and fees/sales                8.5%        8.5%

Total segment assets                           $    79.0   $    66.6           19%
Segment capital                                $     4.5   $     4.5            -%
Return on segment capital (A)                       50.5%       46.6%

Cardmember receivables:
  Total receivables                            $    19.4   $    18.2            7%
  90 days past due as a % of total                   3.9%        3.5%
  Net loss ratio as a % of charge volume            0.34%       0.33%

Cardmember lending - owned basis (B):
  Total loans                                  $    40.0   $    29.3           37%
  30 days past due loans as a % of total             3.1%        2.7%
  Average loans                                $    38.6   $    28.6           35%
  Net write-off rate                                 3.7%        3.1%
  Net finance revenue(C)/average loans               8.5%        9.2%

Cardmember lending - managed basis (D):
  Total loans                                  $    61.5   $    49.5           24%
  30 days past due loans as a % of total             2.9%        2.6%
  Average loans                                $    60.0   $    48.7           23%
  Net write-off rate                                 3.7%        3.0%
  Net finance revenue(C)/average loans               8.9%        9.3%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(C) Computed on an annualized basis.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                           ----------------------------------------------------------------
                                                           September 30,  June 30,   March 31,  December 31,  September 30,
                                                                2007        2007       2007         2006          2006
                                                           -------------  ---------  ---------  ------------  -------------
Revenues
  Discount revenue, net card fees and other                $       2,632  $   2,642  $   2,414  $      2,481  $       2,358
  Cardmember lending finance revenue                               1,224      1,179      1,055         1,018            928
  Securitization income, net                                         392        332        457           347            384
                                                           -------------  ---------  ---------  ------------  -------------
      Total revenues                                               4,248      4,153      3,926         3,846          3,670
                                                           -------------  ---------  ---------  ------------  -------------
  Interest expense
    Cardmember lending                                               402        363        313           288            260
    Charge card and other                                            257        230        249           209            207
                                                           -------------  ---------  ---------  ------------  -------------
Revenues net of interest expense                                   3,589      3,560      3,364         3,349          3,203
                                                           -------------  ---------  ---------  ------------  -------------
Expenses
  Marketing, promotion, rewards and cardmember services            1,191      1,266        944         1,220          1,117
  Human resources and other operating expenses                       848        827        808           876            805
                                                           -------------  ---------  ---------  ------------  -------------
      Total                                                        2,039      2,093      1,752         2,096          1,922
                                                           -------------  ---------  ---------  ------------  -------------
Provisions for losses                                                638        640        581           530            442
                                                           -------------  ---------  ---------  ------------  -------------
Pretax segment income                                                912        827      1,031           723            839
Income tax provision                                                 320        247        387           250            281
                                                           -------------  ---------  ---------  ------------  -------------
Segment income                                             $         592  $     580  $     644  $        473  $         558
                                                           =============  =========  =========  ============  =============

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                                      Quarters Ended
                                                           --------------------------------------------------------------------
                                                           September 30,   June 30,    March 31,   December 31,   September 30,
                                                                2007         2007        2007          2006            2006
                                                           -------------   ---------   ---------   ------------   -------------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
    Reported for the period (GAAP)                         $       2,632   $   2,642   $   2,414   $      2,481   $       2,358
    Securitization adjustments                                        67          80          87             56              51
                                                           -------------   ---------   ---------   ------------   -------------
    Managed discount revenue, net card fees and other      $       2,699   $   2,722   $   2,501   $      2,537   $       2,409
                                                           -------------   ---------   ---------   ------------   -------------

  Cardmember lending finance revenue:
    Reported for the period (GAAP)                         $       1,224   $   1,179   $   1,055   $      1,018   $         928
    Securitization adjustments                                       821         724         757            729             749
                                                           -------------   ---------   ---------   ------------   -------------
    Managed finance revenue                                $       2,045   $   1,903   $   1,812   $      1,747   $       1,677
                                                           -------------   ---------   ---------   ------------   -------------

  Securitization income, net:
    Reported for the period (GAAP)                         $         392   $     332   $     457   $        347   $         384
    Securitization adjustments                                      (392)       (332)       (457)          (347)           (384)
                                                           -------------   ---------   ---------   ------------   -------------
    Managed securitization income, net                     $           -   $       -   $       -   $          -   $           -
                                                           -------------   ---------   ---------   ------------   -------------

  Cardmember lending interest expense:
    Reported for the period (GAAP)                         $         402   $     363   $     313   $        288   $         260
    Securitization adjustments                                       302         274         273            279             274
                                                           -------------   ---------   ---------   ------------   -------------
    Managed cardmember lending interest expense            $         704   $     637   $     586   $        567   $         534
                                                           -------------   ---------   ---------   ------------   -------------

  Provisions for losses:
    Reported for the period (GAAP)                         $         638   $     640   $     581   $        530   $         442
    Securitization adjustments                                       226         177         205            153             144
                                                           -------------   ---------   ---------   ------------   -------------
    Managed provisions for losses                          $         864   $     817   $     786   $        683   $         586
                                                           -------------   ---------   ---------   ------------   -------------

See page 20 for discussion of managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                      Quarters Ended
                                                           --------------------------------------------------------------------
                                                           September 30,   June 30,    March 31,   December 31,   September 30,
                                                                2007         2007        2007          2006            2006
                                                           -------------   ---------   ---------   ------------   -------------
Card billed business                                       $        94.2   $    94.6   $    85.2   $       90.8   $        83.4
Total cards-in-force (millions)                                     42.9        42.1        41.5           40.7            39.9
Basic cards-in-force (millions)                                     31.8        31.2        30.7           30.1            29.5
Average basic cardmember spending (dollars)                $       2,986   $   3,054   $   2,801   $      3,044   $       2,852

U.S. Consumer Travel:
    Travel sales                                           $         0.7   $     0.8   $     0.7   $        0.6   $         0.6
    Travel commissions and fees/sales                                8.5%        8.0%        7.5%           8.2%            8.5%

Total segment assets                                       $        79.0   $    76.1   $    68.4   $       71.0   $        66.6
Segment capital                                            $         4.5   $     4.5   $     4.5   $        4.7   $         4.5
Return on segment capital (A)                                       50.5%       49.9%       50.2%          47.4%           46.6%

Cardmember receivables:
  Total receivables                                        $        19.4   $    19.8   $    19.0   $       20.6   $        18.2
  90 days past due as a % of total                                   3.9%        3.6%        3.8%           3.3%            3.5%
  Net loss ratio as a % of charge volume                            0.34%       0.30%       0.25%          0.32%           0.33%

Cardmember lending - owned basis (B):
  Total loans                                              $        40.0   $    38.3   $    33.0   $       33.6   $        29.3
  30 days past due loans as a % of total                             3.1%        2.7%        2.9%           2.7%            2.7%
  Average loans                                            $        38.6   $    35.9   $    33.1   $       30.9   $        28.6
  Net write-off rate                                                 3.7%        3.7%        3.7%           3.5%            3.1%
  Net finance revenue(C)/average loans                               8.5%        9.1%        9.1%           9.4%            9.2%

Cardmember lending - managed basis (D):
  Total loans                                              $        61.5   $    58.6   $    53.9   $       53.8   $        49.5
  30 days past due loans as a % of total                             2.9%        2.6%        2.8%           2.6%            2.6%
  Average loans                                            $        60.0   $    56.3   $    53.4   $       51.1   $        48.7
  Net write-off rate                                                 3.7%        3.7%        3.7%           3.3%            3.0%
  Net finance revenue(C)/average loans                               8.9%        9.0%        9.3%           9.2%            9.3%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(C) Computed on an annualized basis.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                              Quarters Ended
                                                               September 30,
                                                           ---------------------  Percentage
                                                             2007        2006      Inc/(Dec)
                                                           ---------   ---------  ----------
Revenues
  Discount revenue, net card fees and other                $     953   $     819          16%
  Cardmember lending finance revenue                             353         286          23
                                                           ---------   ---------
      Total revenues                                           1,306       1,105          18
                                                           ---------   ---------
  Interest expense
    Cardmember lending                                           126          99          27
    Charge card and other                                         66          54          22
                                                           ---------   ---------
Revenues net of interest expense                               1,114         952          17
                                                           ---------   ---------
Expenses
  Marketing, promotion, rewards and cardmember services          354         247          43
  Human resources and other operating expenses                   453         387          17
                                                           ---------   ---------
      Total                                                      807         634          27
                                                           ---------   ---------
Provisions for losses                                            197         197           -
                                                           ---------   ---------
Pretax segment income                                            110         121          (9)
Income tax (benefit) provision                                   (30)         15           #
                                                           ---------   ---------
Segment income                                             $     140   $     106          32
                                                           =========   =========

# - Denotes variance of more than 100%.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                              Quarters Ended
                                                               September 30,
                                                           ---------------------   Percentage
                                                             2007        2006       Inc/(Dec)
                                                           ---------   ---------   ----------
Card billed business                                       $    24.7   $    21.4           15%
Total cards-in-force (millions)                                 15.8        15.5            2%
Basic cards-in-force (millions)                                 11.2        11.1            1%
Average basic cardmember spending (dollars)                $   2,209   $   1,908           16%

International Consumer Travel:
  Travel sales (millions)                                  $     283   $     247           15%
  Travel commissions and fees/sales                              8.8%        8.3%

Total segment assets                                       $    20.8   $    18.6           12%
Segment capital (millions)                                 $   1,983   $   1,936            2%
Return on segment capital (A)                                   24.4%       16.8%

Cardmember receivables:
  Total receivables                                        $     6.1   $     5.5           11%
  90 days past due as a % of total                               1.8%        2.6%
  Net loss ratio as a % of charge volume                        0.26%       0.27%

Cardmember lending:
  Total loans                                              $    10.5   $     9.0           17%
  30 days past due loans as a % of total                         2.7%        3.1%
  Average loans                                            $    10.2   $     8.9           15%
  Net write-off rate                                             5.5%        5.9%
  Net finance revenue(B)/average loans                           8.9%        8.3%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Computed on an annualized basis.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                      Quarters Ended
                                                           --------------------------------------------------------------------
                                                           September 30,   June 30,    March 31,   December 31,   September 30,
                                                               2007          2007        2007          2006           2006
                                                           -------------   ---------   ---------   ------------   -------------
Revenues
  Discount revenue, net card fees and other                $         953   $     900   $     828   $        884   $         819
  Cardmember lending finance revenue                                 353         333         310            304             286
                                                           -------------   ---------   ---------   ------------   -------------
      Total revenues                                               1,306       1,233       1,138          1,188           1,105
                                                           -------------   ---------   ---------   ------------   -------------
  Interest expense
    Cardmember lending                                               126         120         109            105              99
    Charge card and other                                             66          64          50             57              54
                                                           -------------   ---------   ---------   ------------   -------------
Revenues net of interest expense                                   1,114       1,049         979          1,026             952
                                                           -------------   ---------   ---------   ------------   -------------
Expenses
  Marketing, promotion, rewards and cardmember services              354         293         281            280             247
  Human resources and other operating expenses                       453         453         418            460             387
                                                           -------------   ---------   ---------   ------------   -------------
      Total                                                          807         746         699            740             634
                                                           -------------   ---------   ---------   ------------   -------------
Provisions for losses                                                197         211         184            210             197
                                                           -------------   ---------   ---------   ------------   -------------
Pretax segment income                                                110          92          96             76             121
Income tax (benefit) provision                                       (30)        (25)         (6)           (23)             15
                                                           -------------   ---------   ---------   ------------   -------------
Segment income                                             $         140   $     117   $     102   $         99   $         106
                                                           =============   =========   =========   ============   =============

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                      Quarters Ended
                                                           --------------------------------------------------------------------
                                                           September 30,   June 30,    March 31,   December 31,   September 30,
                                                               2007          2007         2007         2006           2006
                                                           -------------   ---------   ---------   ------------   -------------
Card billed business                                       $        24.7   $    23.6   $    21.5   $       23.6   $        21.4
Total cards-in-force (millions)                                     15.8        15.7        15.7           15.6            15.5
Basic cards-in-force (millions)                                     11.2        11.2        11.2           11.2            11.1
Average basic cardmember spending (dollars)                $       2,209   $   2,123   $   1,926   $      2,106   $       1,908

International Consumer Travel:
  Travel sales                                             $         0.3   $     0.3   $     0.2   $        0.3   $         0.2
  Travel commissions and fees/sales                                  8.8%        8.6%        8.4%           8.6%            8.3%

Total segment assets                                       $        20.8   $    19.7   $    18.5   $       18.9   $        18.6
Segment capital                                            $         2.0   $     1.9   $     1.8   $        1.7   $         1.9
Return on segment capital (A)                                       24.4%       22.8%       20.9%          17.9%           16.8%

Cardmember receivables:
  Total receivables                                        $         6.1   $     5.9   $     5.4   $        6.0   $         5.5
  90 days past due as a % of total                                   1.8%        2.0%        2.4%           2.3%            2.6%
  Net loss ratio as a % of charge volume                            0.26%       0.28%       0.29%          0.30%           0.27%

Cardmember lending:
  Total loans                                              $        10.5   $    10.0   $     9.3   $        9.7   $         9.0
  30 days past due loans as a % of total                             2.7%        2.9%        3.1%           2.9%            3.1%
  Average loans                                            $        10.2   $     9.7   $     9.4   $        9.3   $         8.9
  Net write-off rate                                                 5.5%        6.0%        5.7%           5.7%            5.9%
  Net finance revenue(B)/average loans                               8.9%        8.9%        8.7%           8.5%            8.3%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Computed on an annualized basis.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                             Quarters Ended
                                                              September 30,
                                                           --------------------  Percentage
                                                             2007       2006      Inc/(Dec)
                                                           ---------  ---------  ----------
Revenues
  Discount revenue, net card fees and other                $   1,180  $   1,045          13%
                                                           ---------  ---------
  Interest expense
    Charge card and other                                        116         96          21
                                                           ---------  ---------
Revenues net of interest expense                               1,064        949          12
                                                           ---------  ---------
Expenses
  Marketing, promotion, rewards and cardmember services           86         80           8
  Human resources and other operating expenses                   749        678          10
                                                           ---------  ---------
      Total                                                      835        758          10
                                                           ---------  ---------
Provisions for losses                                             42         34          24
                                                           ---------  ---------
Pretax segment income                                            187        157          19
Income tax provision                                              52         52           -
                                                           ---------  ---------
Segment income                                             $     135  $     105          29
                                                           =========  =========

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                              Quarters Ended
                                                               September 30,
                                                           ---------------------   Percentage
                                                             2007        2006      Inc/(Dec)
                                                           ---------   ---------   ----------
Card billed business                                       $    29.9   $    26.2           14%
Total cards-in-force (millions)                                  6.8         6.6            3%
Basic cards-in-force (millions)                                  6.8         6.6            3%
Average basic cardmember spending (dollars)                $   4,389   $   3,974           10%

Global Corporate Travel:
  Travel sales                                             $     4.9   $     4.3           14%
  Travel commissions and fees/sales                              8.0%        8.3%

Total segment assets                                       $    21.8   $    18.6           17%
Segment capital (millions)                                 $   2,230   $   1,997           12%
Return on segment capital (A)                                   26.2%       27.6%

Cardmember receivables:
  Total receivables                                        $    12.5   $    10.9           15%
  90 days past due as a % of total                               1.6%        1.7%
  Net loss ratio as a % of charge volume                        0.11%       0.09%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                           ----------------------------------------------------------------
                                                           September 30,  June 30,   March 31,  December 31,  September 30,
                                                               2007         2007        2007        2006          2006
                                                           -------------  ---------  ---------  ------------  -------------
Revenues
  Discount revenue, net card fees and other                $       1,180  $   1,210  $   1,098  $      1,089  $       1,045
                                                           -------------  ---------  ---------  ------------  -------------
  Interest expense
    Charge card and other                                            116        127        104           107             96
                                                           -------------  ---------  ---------  ------------  -------------
Revenues net of interest expense                                   1,064      1,083        994           982            949
                                                           -------------  ---------  ---------  ------------  -------------
Expenses
  Marketing, promotion, rewards and cardmember services               86         83         83            63             80
  Human resources and other operating expenses                       749        746        686           721            678
                                                           -------------  ---------  ---------  ------------  -------------
      Total                                                          835        829        769           784            758
                                                           -------------  ---------  ---------  ------------  -------------
Provisions for losses                                                 42         36         30            31             34
                                                           -------------  ---------  ---------  ------------  -------------
Pretax segment income                                                187        218        195           167            157
Income tax provision                                                  52         56         66            50             52
                                                           -------------  ---------  ---------  ------------  -------------
Segment income                                             $         135  $     162  $     129  $        117  $         105
                                                           =============  =========  =========  ============  =============

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                      Quarters Ended
                                                           --------------------------------------------------------------------
                                                           September 30,   June 30,    March 31,   December 31,   September 30,
                                                               2007          2007         2007         2006            2006
                                                           -------------   ---------   ---------   ------------   -------------
Card billed business                                       $        29.9   $    31.0   $    29.0   $       27.6   $        26.2
Total cards-in-force (millions)                                      6.8         6.8         6.7            6.7             6.6
Basic cards-in-force (millions)                                      6.8         6.8         6.7            6.7             6.6
Average basic cardmember spending (dollars)                $       4,389   $   4,583   $   4,343   $      4,170   $       3,974

Global Corporate Travel:
  Travel sales                                             $         4.9   $     5.3   $     4.8   $        4.6   $         4.3
  Travel commissions and fees/sales                                  8.0%        7.5%        7.6%           8.1%            8.3%

Total segment assets                                       $        21.8   $    21.7   $    20.5   $       18.9   $        18.6
Segment capital                                            $         2.2   $     2.1   $     2.1   $        1.9   $         2.0
Return on segment capital (A)                                       26.2%       25.3%       25.7%          25.7%           27.6%

Cardmember receivables:
  Total receivables                                        $        12.5   $    12.2   $    11.7   $       10.3   $        10.9
  90 days past due as a % of total                                   1.6%        1.6%        1.6%           1.9%            1.7%
  Net loss ratio as a % of charge volume                            0.11%       0.10%       0.10%          0.09%           0.09%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                              Quarters Ended
                                                               September 30,
                                                           ---------------------   Percentage
                                                             2007        2006      Inc/(Dec)
                                                           ---------   ---------   ----------
Revenues
  Discount revenue, fees and other                         $     902   $     773           17%
                                                           ---------   ---------
  Interest expense
    Cardmember lending                                           (33)        (25)          32
    Other                                                        (45)        (43)           5
                                                           ---------   ---------
Revenues net of interest expense                                 980         841           17
                                                           ---------   ---------
Expenses
  Marketing and promotion                                        151         118           28
  Human resources and other operating expenses                   417         390            7
                                                           ---------   ---------
      Total                                                      568         508           12
                                                           ---------   ---------
Provisions for losses                                             23          19           21
                                                           ---------   ---------
Pretax segment income                                            389         314           24
Income tax provision                                             123         102           21
                                                           ---------   ---------
Segment income                                             $     266   $     212           25
                                                           =========   =========

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                              Quarters Ended
                                                               September 30,
                                                           ---------------------   Percentage
                                                             2007        2006      Inc/(Dec)
                                                           ---------   ---------   ----------
Global Card billed business (A)                            $   162.5   $   140.3           16%

Global Network & Merchant Services:
  Total segment assets                                     $     4.6   $     5.1          (10)%
  Segment capital (millions)                               $   1,125   $   1,262          (11)%
  Return on segment capital (B)                                 84.7%       57.9%

Global Network Services:
  Card billed business                                     $    14.1   $     9.7           45%
  Total cards-in-force (millions)                               19.2        14.5           32%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                      Quarters Ended
                                                           --------------------------------------------------------------------
                                                           September 30,   June 30,    March 31,   December 31,   September 30,
                                                               2007          2007         2007         2006            2006
                                                           -------------   ---------   ---------   ------------   -------------
Revenues
  Discount revenue, fees and other                         $         902   $     887   $     800   $        840   $         773
                                                           -------------   ---------   ---------   ------------   -------------
  Interest expense
    Cardmember lending                                               (33)        (31)        (28)           (29)            (25)
    Other                                                            (45)        (48)        (49)           (47)            (43)
                                                           -------------   ---------   ---------   ------------   -------------
Revenues net of interest expense                                     980         966         877            916             841
                                                           -------------   ---------   ---------   ------------   -------------
Expenses
  Marketing and promotion                                            151         150         129            125             118
  Human resources and other operating expenses                       417         389         393            448             390
                                                           -------------   ---------   ---------   ------------   -------------
      Total                                                          568         539         522            573             508
                                                           -------------   ---------   ---------   ------------   -------------
Provisions for losses                                                 23           9         (19)            46              19
                                                           -------------   ---------   ---------   ------------   -------------
Pretax segment income                                                389         418         374            297             314
Income tax provision                                                 123         152         138             96             102
                                                           -------------   ---------   ---------   ------------   -------------
Segment income                                             $         266   $     266   $     236   $        201   $         212
                                                           =============   =========   =========   ============   =============

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                      Quarters Ended
                                                           --------------------------------------------------------------------
                                                           September 30,   June 30,    March 31,   December 31,   September 30,
                                                               2007          2007         2007         2006            2006
                                                           -------------   ---------   ---------   ------------   -------------
Global Card billed business (A)                            $       162.5   $   161.1   $   146.2   $      153.5   $       140.3

Global Network & Merchant Services:
  Total segment assets                                     $         4.6   $     4.3   $     4.5   $        4.4   $         5.1
  Segment capital                                          $         1.1   $     1.1   $     1.0   $        1.3   $         1.3
  Return on segment capital (B)                                     84.7%       78.0%       69.2%          60.3%           57.9%

Global Network Services:
  Card billed business                                     $        14.1   $    12.3   $    10.5   $       11.5   $         9.7
  Total cards-in-force (millions)                                   19.2        17.6        16.0           15.0            14.5

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.